UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

HF SINCLAIR CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-41325	87-2092143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2828 N. Harwood St., Suite 1300 Dallas, TX	75201
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	DINO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On December 1, 2023, pursuant to that certain Agreement and Plan of Merger, dated as of August 15, 2023 (the “Merger Agreement”), by and among Holly Energy Partners, L.P., a Delaware limited partnership (the “Partnership”), HF Sinclair Corporation, a Delaware corporation (“Parent”), Navajo Pipeline Co., L.P., a Delaware limited partnership and an indirect wholly owned subsidiary of Parent (“HoldCo”), Holly Apple Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of HoldCo (“Merger Sub”), HEP Logistics Holdings, L.P., a Delaware limited partnership and the general partner of the Partnership (“HLH”), and Holly Logistic Services, L.L.C., a Delaware limited liability company and the general partner of HLH (the “General Partner”), Merger Sub merged with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of Parent (the “Merger”). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), pursuant to the terms of the Merger Agreement, (i) each outstanding common unit representing a limited partner interest in the Partnership (each, a “Partnership Common Unit”), other than Partnership Common Units owned by Parent and its subsidiaries, including HoldCo, was converted into the right to receive: (a) 0.3150 shares of common stock, par value $0.01 per share, of Parent (the “Common Stock”) and (b) $4.00 in cash per Partnership Common Unit, without interest (the “Cash Consideration” and, together with the shares of Common Stock to be issued in the Merger, the “Merger Consideration”) and (ii) each (a) Partnership Service LTIP Award (excluding Director LTIP Awards) and Partnership Performance LTIP Award with a performance period ending in 2024 or beyond was converted (with respect to performance awards, at target levels) into restricted stock units relating to a number of shares of Parent Common Stock, as adjusted by the Equity Award Exchange Ratio; (b) Director LTIP Awards granted prior to the execution of the Merger Agreement and Partnership Performance LTIP Awards with a performance period ending in 2023 vested and converted (with respect to the Partnership Performance LTIP Awards, at actual performance levels) into the right to receive the Merger Consideration and any accrued but unpaid dividend rights on the original award; (c) Director LTIP Awards granted following the execution of the Merger Agreement vested on a pro-rata basis (based on months of service) and converted into the right to receive the Merger Consideration and any accrued dividend rights on the original award; (d) Partnership Cash Awards were assumed by the Parent on substantially the same terms and conditions as were applicable to the corresponding Partnership Cash Award; and (e) Parent shall assume the Partnership Common Units that remain unissued and outstanding under the Partnership’s Long-Term Incentive Plan, as amended.

As a result of the Merger, (i) the General Partner’s non-economic general partner interest in the Partnership, (ii) the General Partner’s Special General Partner Interest in the Partnership, and (iii) the Partnership Common Units owned by Parent and its subsidiaries, including HoldCo, were not canceled and were not converted into the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement, and the transactions contemplated thereby, is a summary only, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

On December 1, 2023, the Partnership, as borrower, Parent, as parent guarantor, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent and an issuing bank, and the financial institutions party thereto as lenders entered into that certain Amendment No. 3 to Third Amended and Restated Credit Agreement (the “Amendment”), which amended certain terms of that certain Third Amended and Restated Credit Agreement, dated as of July 27, 2017 by and among the Partnership, as borrower, Wells Fargo, as administrative agent and an issuing bank, and each of the financial institutions party thereto from time to time as lenders (as amended, restated, modified or supplemented from time to time, including without limitation, as amended by the Amendment, the “Credit Agreement”). The Amendment, among other things, (a) provides a guaranty from Parent and terminates all guaranties from subsidiaries of the Partnership (the “Parent Guaranty”), (b) amends the definition of “Investment Grade Rating”

in the Credit Agreement to reference the credit rating of Parent’s senior unsecured indebtedness, (c) eliminates the requirement to deliver separate audited and unaudited financial statements for the Partnership and its subsidiaries, such that the Partnership must only provide certain segment-level reporting with any compliance certificate delivered in accordance with the Credit Agreement and (d) amends certain covenants to eliminate certain restrictions on (i) amendments to intercompany contracts, (ii) transactions with Parent and its subsidiaries and (iii) investments in and contributions, dividends, transfers and distributions to Parent and its subsidiaries.

The foregoing descriptions of the Amendment, the Parent Guaranty and the Credit Agreement are summaries only, do not purport to be complete, and are subject to and qualified in their entirety by reference to the full text of the Amendment and the Parent Guaranty, copies of which are attached hereto as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On December 1, 2023, Parent issued a press release announcing the completion of the Merger. The press release is furnished as Exhibit 99.1.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 8.01	Other Events.

The information included in the Introductory Note is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

2.1¥	Agreement and Plan of Merger, dated August 15, 2023, by and among HF Sinclair Corporation, Navajo Pipeline Co., L.P., Holly Apple Holdings LLC, Holly Energy Partners, L.P., HEP Logistics Holdings, L.P., and Holly Logistic Services, L.L.C. (incorporated by reference herein to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-32225) filed on August 16, 2023).

10.1†	Amendment No. 3 to Third Amended and Restated Credit Agreement dated December 1, 2023, by and among Holly Energy Partners, L.P., as borrower, HF Sinclair Corporation, as parent guarantor, Wells Fargo Bank, National Association, as administrative agent and an issuing bank, and the financial institutions party thereto as lenders.

10.2	Parent Guaranty Agreement dated as of December 1, 2023 by HF Sinclair Corporation, as guarantor, in favor of Wells Fargo Bank, National Association, in its capacity as administrative agent.

99.1*	Press Release of HF Sinclair Corporation, dated December 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.
¥

Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

†

Schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF SINCLAIR CORPORATION

Date: December 1, 2023	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President and Chief Financial Officer